Exhibit 10.1

FOURTH AMENDMENT TO AGREEMENT

STATE OF GEORGIA:

COUNTY OF CHATHAM:

This FOURTH AMENDMENT TO AGREEMENT, made and entered into this ___ day of _________ 2011, to be effective November 1, 2011, by and between the GEORGIA PORTS AUTHORITY, a public corporation and instrumentality of the State of Georgia, hereinafter referred to as “GPA”, and BLACKWATER GEORGIA, L.L.C., a Georgia limited liability corporation, hereinafter referred to as “Blackwater”, as assignee from NuSTAR TERMINALS OPERATIONS PARTNERSHIP L.P., hereinafter referred to as “NuStar”.

WITNESSETH:

WHEREAS, GPA, as assignee of the Brunswick Port Authority (“BPA”), became Lessor under the terms of a certain Indenture dated September 5, 1972, between BPA and Eastern Seaboard Petroleum Company (“Eastern”), and other agreements of even date thereof and incorporated therein (the Indenture and other incorporated agreements are herein referred to, collectively, as the “Lease Agreement”); and,

WHEREAS, GPA and Steuart Petroleum Company, as assignee from Eastern, operated under the terms of the aforementioned Lease Agreement; and,

WHEREAS, GPA and Steuart entered into a First Amendment to said Lease Agreement dated September 5, 1995; and,

WHEREAS, Support Terminals Operating Partnership, L.P., by Support Terminal Services, Inc. (“ST Services”), as General Partner, as assignee from Steuart, possessed all right, title and interest in and to said Lease Agreement on September 19, 1995; and,

WHEREAS, GPA and ST Services entered into a Second Amendment dated December 14, 1997, to reflect the acquisition of all interests in the Lease Agreement from Steuart by ST Services and to renew the Lease Agreement pursuant to options contained therein; and,

WHEREAS, GPA and ST Services entered into a Third Amendment dated June 28, 1999, to renew the Lease Agreement pursuant to options contained therein; and,

WHEREAS, after a series of assignments and extensions, ST Services’ interest in and to the aforementioned Lease Agreement were held by NuStar, with an expiration date of September 4, 2012; and,

WHEREAS, NuStar, pursuant to an Asset Sale and Purchase Agreement dated April 1, 2010, agreed to assign its interest in and to the Lease Agreement to Blackwater, effective August 2, 2010; and,

WHEREAS, with the consent of GPA, the City of Brunswick and Glynn County, all right, title and interest in and to said Lease Agreement possessed by NuStar have been assigned to Blackwater; and,

WHEREAS, GPA and Blackwater wish to further amend the Lease Agreement and in particular to reflect the acquisition of the Lease Agreement from NuStar by Blackwater, for purposes of renewing the Lease for an additional four (4) year term and adding a provision for the payment of rental to Lessor.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties agree as follows:

1. All references in and to any agreement referred to herein to any aforementioned Lessee shall be changed to read “Blackwater Georgia, L.L.C. (“Blackwater”)”.

2. The Lease Agreement as amended is hereby amended by this Fourth Amendment to Agreement and by execution, Blackwater hereby requests, and GPA hereby grants, an additional term of four (4) years on the same terms and conditions as set forth therein to begin September 5, 2012 and terminate on September 4, 2016.

3. ARTICLE NINE. RENTALS, of the “Agreement” dated September 5, 1972 and incorporated by reference into the Indenture, is hereby deleted in its entirety and substituting in lieu thereof the following:

“ARTICLE NINE

RENTALS

SECTION 9.01. In consideration of the leasing of the Premises Blackwater shall pay to Georgia Ports Authority (“GPA”) as rent (hereinafter the “Rental”) the following:

Beginning November 1, 2011, Blackwater shall pay to GPA as Rental the annual sum of Thirty-six Thousand and 00/100 Dollars ($36,000.00) for the Premises. Said sum is payable in monthly installments in advance before or on the 1st day of each month during the renewal term in the amount of Three Thousand and 00/100 Dollars ($3,000.00) each.

SECTION 9.02. All rentals shall be payable in lawful money of the United States of America to Georgia Ports Authority, P.O. Box 2406, Savannah, Georgia  31402, or at such other place as GPA may in writing direct.

SECTION 9.03. If payment under any invoice for Rental or other charges included in this Agreement is made later than thirty (30) days after the date of invoice, interest on the amount stated as due in said invoice shall be paid therewith at the rate of twelve percent (12%) per annum. If any Rental owing under this Agreement is collected by or through an attorney-at-law, Blackwater agrees to pay fifteen percent (15%) thereof as attorney’s fees.”

4. Except as herein provided, all terms and conditions of the Indenture and the agreements incorporated therein dated September 5, 1972, between Brunswick Port Authority and Eastern Seaboard Petroleum Company, and the Agreement and Grant of Easement dated September 5, 1972 between the City of Brunswick, Georgia, Brunswick Port Authority and Eastern Petroleum Company, and the Amendment to Agreement dated September 5, 1995 between Georgia Ports Authority and Steuart Petroleum Company, and the Second Amendment to Agreement dated December 14, 1997 between Georgia Ports Authority and Support Terminal Operating Partnership, L.P., by Support Terminal Services, Inc., and the Third Amendment to Agreement dated June 28, 1999 between Georgia Ports Authority and Support Terminals Operating Partnership, L.P, by Support Terminal Services, Inc., and all extensions thereof, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and these presents to be signed by their respective officers fully authorized as of the day and year first above written.

LESSOR:	GEORGIA PORTS AUTHORITY

By: ___________________________
Executive Director

Attest: _________________________
Chief Administrative Officer

Signed, sealed and delivered
In the presence of:

__________________________
Witness

__________________________
Notary Public, State of Georgia
My Commission Expires_______
 (Notarial Seal)

LESSEE:	BLACKWATER GEORGIA, L.L.C.

By: __________________________
      Title: ______________________

Attest: ________________________
Title: ____________________
Signed, sealed and delivered
In the presence of:

__________________________
Witness

__________________________
Notary Public, State of Louisiana
My Commission Expires_______
 (Notarial Seal)

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